EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a): Material amendments to the registrant’s charter or by-laws.

IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated May 8, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2018

The following replaces the “Portfolio Managers” section for Ivy VIP Small Cap Core:

Portfolio Manager

Kenneth G. Gau, Senior Vice President of IICO, has managed the Portfolio since August 2014.

The following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Small Cap Core” section:

Ivy VIP Small Cap Core: Kenneth G. Gau is primarily responsible for the day-to-day portfolio management of Ivy VIP Small Cap Core.

The second paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Small Cap Core” section is deleted in its entirety.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated May 8, 2018 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2018

Effective immediately, Scott R. Sullivan will no longer serve as a co-portfolio manager of Ivy VIP Small Cap Core. Accordingly, all references and information related to Mr. Sullivan are deleted in their entirety.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated April 13, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017, August 10, 2017, December 8, 2017, December 29, 2017, February 6, 2018,

February 26, 2018 and April 12, 2018

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy VIP Growth:

Portfolio Manager

Bradley M. Klapmeyer, Vice President of IICO, has managed the Portfolio since August 2016.

Effective immediately, the following replaces the “Portfolio Manager” section for Ivy VIP Bond:

Portfolio Managers

Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Portfolio since April 2018.

Effective immediately, the following replaces the “Portfolio Manager” section for Ivy VIP Balanced:

Portfolio Managers

Matthew A. Hekman, Vice President of IICO, has managed the Portfolio since August 2014, and Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Portfolio since April 2018.

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Balanced” section (as supplemented July 14, 2017):

Ivy VIP Balanced: Matthew A. Hekman, Mark G. Beischel and Susan K. Regan are primarily responsible for the day-to-day portfolio management of Ivy VIP Balanced.

Effective immediately, the following replaces the second paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Balanced” section (as supplemented July 14, 2017):

Mr. Beischel has held his Portfolio responsibilities since April 2018. Biographical information for Mr. Beischel is listed below under The Management of the Portfolios—Portfolio Management—Ivy VIP Global Bond.

Ms. Regan has held her Fund responsibilities since April 2018. Biographical information for Ms. Regan is listed below under The Management of the Portfolios—Portfolio Management—Ivy VIP Limited-Term Bond.

Effective immediately, the following replaces the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Bond” section:

Ivy VIP Bond: Mark G. Beischel and Susan K. Regan are primarily responsible for the day-to-day portfolio management of Ivy VIP Bond. Mr. Beischel has held his Portfolio responsibilities since April 2018. Biographical information for Mr. Beischel is listed below under The Management of the Portfolios—Portfolio Management—Ivy VIP Global Bond.

Ms. Regan has held her Fund responsibilities since April 2018. Biographical information for Ms. Regan is listed below under The Management of the Portfolios—Portfolio Management—Ivy VIP Limited-Term Bond.

Effective immediately, the following replaces the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Growth” section:

Ivy VIP Growth: Bradley M. Klapmeyer is primarily responsible for the day-to-day portfolio management of Ivy VIP Growth.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated April 13, 2018 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 28, 2017

as supplemented July 14, 2017, December 8, 2017, February 26, 2018 and April 12, 2018

Effective immediately, Daniel P. Becker will no longer serve as a co-portfolio manager of Ivy VIP Growth. Accordingly, all references and information related to Mr. Becker are deleted in their entirety.

Effective immediately, Eric C. Perry will no longer serve as a co-portfolio manager of Ivy VIP Balanced or Ivy VIP Bond. Accordingly, all references and information related to Mr. Perry are deleted in their entirety.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated April 12, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017, August 10, 2017, December 8, 2017, December 29, 2017, February 6, 2018

and February 26, 2018

Advantus Capital Management, Inc., the subadviser to Ivy VIP Advantus Real Estate Securities, will change its name to Securian Asset Management, Inc. (Securian) effective April 30, 2018. Therefore, effective April 30, 2018, the Prospectus is amended to reflect the following name changes:

∎	The name of Ivy VIP Advantus Real Estate Securities is changed to Ivy VIP Securian Real Estate Securities
∎	All references to Advantus Capital Management, Inc. and Advantus Capital are amended to read Securian Asset Management, Inc. and Securian, respectively.

Effective April 30, 2018, the following replaces the “Portfolio Managers” section for Ivy VIP Securian Real Estate Securities:

Portfolio Managers

Lowell R. Bolken, Vice President and Portfolio Manager of Securian, has managed the Portfolio since April 2006; Matthew K. Richmond, Vice President and Portfolio Manager of Securian, has managed the Portfolio since January 2014; and Joshua M. Klaetsch, Portfolio Manager of Securian, has managed the Portfolio since April 2018.

Effective April 30, 2018, the following replaces the “The Management of the Portfolios — Portfolio Management — Ivy VIP Securian Real Estate Securities” section:

Ivy VIP Securian Real Estate Securities: Lowell R. Bolken, Matthew K. Richmond and Joshua M. Klaetsch are primarily responsible for the day-to-day portfolio management of Ivy VIP Securian Real Estate Securities. Messrs. Bolken, Richmond and Klaetsch also are primarily responsible for the day-to-day portfolio management of Ivy Securian Real Estate Securities Fund, which also is managed by IICO. Mr. Bolken has held his Portfolio responsibilities since April 2006. He has been a Portfolio Manager with Securian since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, Dain Rauscher, Inc.

Mr. Richmond has held his Portfolio responsibilities since January 2014. He has been a Vice President and Portfolio Manager with Securian since December 2013. Most recently, Mr. Richmond served as Director of Real Estate Securities Portfolio Management for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors, a position he held since 2000. He received a BS in Finance from the University of Nebraska and an MBA in Finance from the University of Iowa.

Mr. Klaetsch has held his Portfolio responsibilities since April 2018. He has been an Investment Officer with Securian since November 2016 and has been an analyst at Securian since joining the firm in June 2008. He is a CFA Charterholder, received a BA in Economics and Business Management from Luther College and an MBA in Real Estate Finance from the University of Wisconsin.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated April 12, 2018 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 28, 2017

as supplemented July 14, 2017, December 8, 2017 and February 26, 2018

Advantus Capital Management, Inc., the subadviser to Ivy VIP Advantus Real Estate Securities, will change its name to Securian Asset Management, Inc. (Securian) effective April 30, 2018. Therefore, effective April 30, 2018, the Statement of Additional Information is amended to reflect the following name changes:

∎	The name of Ivy VIP Advantus Real Estate Securities is changed to Ivy VIP Securian Real Estate Securities
∎	All references to Advantus Capital Management, Inc. and Advantus Capital are amended to read Securian Asset Management, Inc. and Securian, respectively.

Effective April 30, 2018, the following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers employed by Securian — Conflicts of Interest” section beginning on page 87:

The following table provides information relating to the portfolio manager of the specified Portfolio as of March 31, 2018:

Joshua M. Klaetsch – Ivy VIP Securian Real Estate Securities *

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Klaetsch assumed co-investment management responsibilities for Ivy VIP Securian Real Estate Securities effective April 30, 2018.

Effective April 30, 2018, the following is inserted immediately preceding the “Brokerage Allocation and Other Practices” section beginning on page 88:

As of March 31, 2018, the dollar range of shares of the Portfolio beneficially owned by the portfolio manager was:

Manager	Dollar Range of Shares Owned* in Ivy VIP Securian Real Estate Securities	Dollar Range of Shares Owned in the Fund Complex
Joshua M. Klaetsch**	$0	$10,001 to $50,000

*

The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as an underlying investment vehicle.

**	Mr. Klaetsch assumed co-portfolio management responsibilities for Ivy VIP Securian Real Estate Securities effective April 30, 2018.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated February 26, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017, August 10, 2017, December 8, 2017, December 29, 2017 and February 6, 2018

Important Notice Regarding Change in Investment Policy for Ivy VIP Bond

The Board of Trustees of the Ivy Variable Insurance Portfolios approved changes to the name, principal investment strategy and a non-fundamental investment restriction of Ivy VIP Bond (the “Portfolio”). Such changes will become effective on April 30, 2018 (the “Effective Date”).

As of the Effective Date, the following will occur:

1)	Name Change. The Portfolio’s name will change, as set forth below:

Current Name	New Name
Ivy VIP Bond	Ivy VIP Corporate Bond

Important Notice Regarding Change in Investment Policy for Ivy VIP Dividend Opportunities

The Board of Trustees of the Ivy Variable Insurance Portfolios recently approved changes to the name, investment objective, principal investment strategy and a non-fundamental investment restriction of Ivy VIP Dividend Opportunities (the “Portfolio”). Such changes will become effective on April 30, 2018 (the “Effective Date”).

As of the Effective Date, the following will occur:

1)	Name Change. The Portfolio’s name will change, as set forth below:

Current Name	New Name
Ivy VIP Dividend Opportunities	Ivy VIP Global Equity Income

2)	Investment Objective Change. The Portfolio’s investment objective will change, as set forth below:

Current Investment Objective	New Investment Objective
To seek to provide total return.	To seek to provide total return through a combination of current income and capital appreciation.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated February 6, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017, August 10, 2017, December 8, 2017 and December 29, 2017

The following replaces the “Portfolio Managers” section for Ivy VIP Asset Strategy:

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since August 2014, and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018. Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Portfolio.

The following replaces the “Portfolio Managers” section for Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Conservative, as well as the first paragraph of the “Portfolio Managers” section for Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility:

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since June 2016; and Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016; and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018. Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Portfolio.

The following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Asset Strategy” section:

F. Chace Brundige, Cynthia P. Prince-Fox and W. Jeffery Surles are primarily responsible for the day-to-day portfolio management of the Ivy VIP Asset Strategy.

The following is inserted following the final sentence of the second paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Asset Strategy” section:

Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Portfolio.

The following is inserted as a new paragraph following the final paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Asset Strategy” section:

Mr. Surles has held his responsibilities for Ivy VIP Asset Strategy since February 2018. He is Senior Vice President of IICO and Vice President of the Trust. He joined WRIMCO in 2007 initially serving as an investment analyst. Mr. Surles earned a BS degree from Vanderbilt University, and an MBA from the University of Wisconsin. He is a Chartered Financial Analyst.

The following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Conservative” section:

F. Chace Brundige, Cynthia Prince-Fox, Aaron Young and W. Jeffery Surles are primarily responsible for the day-to-day portfolio management of each of the Pathfinder Portfolios.

The following is inserted following the final sentence of the second paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Conservative” section:

Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Pathfinder Portfolios.

The following is inserted as a new paragraph following the final paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Conservative” section:

Mr. Surles has held his responsibilities for the Pathfinder Portfolios since February 2018. Biographical information for Mr. Surles is listed above under TheManagement of the Portfolios—Portfolio Management—Ivy VIP Asset Strategy.

The following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility” section:

F. Chace Brundige, Cynthia Prince-Fox, Aaron Young and W. Jeffery Surles are primarily responsible for the day-to-day portfolio management of each of the Managed Volatility Portfolios.

The following is inserted following the final sentence of the second paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility” section:

Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Managed Volatility Portfolios.

The following is inserted as a new paragraph following the third paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility” section:

Mr. Surles has held his responsibilities for the Managed Volatility Portfolios since February 2018. Biographical information for Mr. Surles is listed above under The Management of the Portfolios — Portfolio Management — Ivy VIP Asset Strategy.